POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ J. Hyatt Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ J. Powell Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ Lawrence L. Gellerstedt III

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ Theodore J. Hoepner

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/10/2025 /s/ James S. Hunt

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ Toni Jennings

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ Paul J. Krump

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 7, 2025 /s/ Timothy R.M. Main

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ Bronislaw E. Masojada

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ Jaymin B. Patel

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ H. Palmer Proctor

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ Wendell S. Reilly

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/7/2025 /s/ Kathleen A. Savio